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                                                                    EXHIBIT 10.1

                            AMENDMENT NUMBER ONE TO
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                     AMENDED AND RESTATED CREDIT AGREEMENT
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This AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of
May 15, 2000 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the Banks, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks (in such capacity, the "Agent").
WHEREAS, Borrower is a party to that certain Amended and Restated Credit Agreement, dated as of July 27, 1999 (the "Credit Agreement"), with the financial institutions listed on the signature pages thereto (each, a "Bank", and collectively, the "Banks"), and Agent.
WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement as set forth herein.
WHEREAS, subject to the terms and conditions contained herein, the Banks signatory hereto are willing to amend such provisions of the Credit Agreement. NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                         DEFINITIONS FOR THIS AMENDMENT

Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless specifically defined herein.

                        AMENDMENTS to CREDIT AGREEMENT.

Section 1.1 of the Credit Agreement is amended by adding the following
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definitions thereto:
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          "Consolidated Total Unsecured Liabilities" means, as of any date of
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     determination, the result of (a) Consolidated Total Liabilities, minus (b)
                                                                      -----
     the total liabilities of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP, that are secured by a Lien on the personal property or real property of Borrower or any such Subsidiary.

          "GAV Adjusted EBITDA" means, as of any date of determination thereof,
           -------------------
     which date shall be the last day of a fiscal quarter, (a) if such fiscal quarter is the last fiscal quarter in a fiscal year, an amount equal to (i) EBITDA for such fiscal year, minus, (ii) the portion of such EBITDA
                                  -----
     generated by or otherwise arising from any Premises subject to a mortgage, deed of trust, or other Lien, or (b) if such fiscal quarter is not the last fiscal quarter of a fiscal year, an amount equal to (i) 4 times the result of (A) EBITDA for such fiscal quarter, minus, (b) the portion of such
                                            -----
     EBITDA generated by or otherwise arising from any Premises subject to a mortgage, deed of trust, or other Lien.

          "Gross Asset Value" means, as of any date of determination thereof,
           -----------------
     which date shall be the last day of a fiscal quarter, the sum of (a) an amount equal to GAV Adjusted EBITDA, as of such date of determination, divided by 13.0%, plus (b) the amount of Borrower's unrestricted cash on
                       ----
     hand as of such date of determination.

          "Gross Asset Value Coverage Ratio" means, as of any date of
           --------------------------------
     determination thereof, which date shall be the last day of a fiscal quarter, the ratio of (a) Gross Asset Value to (b) Total Unsecured Liabilities, in each case, as of such date of determination.

The following definitions contained in Section 1.1 of the Agreement hereby are
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amended and restated in their entirety to read as follows:
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          "Applicable Eurodollar Rate Margin" means, for each Eurodollar Rate
           ---------------------------------
     Portion of Loans outstanding prior to the Termination Date:

               (i) 1.65%, if Borrower has at least two of the following long-term senior debt ratings: (A) Bal or less as determined by Moody's Investors Service (together with any

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     successors thereto, "Moody's"), (B) BB+ or less as determined by Standard and Poor's Corporation (together with any successors thereto, "S&P"), and
     (C) BB+ or less as determined by Duff & Phelps Inc. (together with any successors thereto, "Duff");

               (ii) 1.275%, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's, (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

               (iii) 1.15%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

               (iv) 1.075%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff; or

               (v) 1.00%, if the Borrower has at least two of the following long-term senior debt ratings: (A) A3 or better as determined by Moody's,
     (B) A- or better as determined by S&P, and (C) A- or better as determined by Duff.

          In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Eurodollar Rate Margin shall be the lowest applicable percentage amount. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Eurodollar Rate Margin shall be 1.65%. Each change in the Applicable Eurodollar Rate Margin based on a change in such long-term senior debt rating shall be effective for each Interest Period of each Eurodollar Rate Portion of the Loans commencing on or after the second Business Day after the date that the Borrower provides written notice to the Agent of such rating change.

          "Applicable Facility Fee Rate" means, for each calendar quarter:
           ----------------------------

               (i) 0.475% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) bal or less as determined by Moody's, (B) BB+ or less as determined by S&P, and (C) BB+ or less as determined by Duff;

               (ii) 0.35% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's, (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

               (iii) 0.35% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

               (iv) 0.30% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff; or

               (v) 0.25% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) A3 or better as determined by Moody's, (B) A- or better as determined by S&P, and (C) A- or better as determined by Duff.

          In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Facility Fee Rate shall be the percentage

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     amount applicable to the highest ratings requirement clause met by the
     Borrower. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Facility Fee Rate shall be 0.475%. Each change in the Applicable Facility Fee Rate based on a change in such long-term senior debt rating shall be effective for the calendar quarter commencing on or after the date that the Borrower provides written notice to the Agent of such rating change.

          "Termination Date" means, unless extended pursuant to Section 4.1(b),
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     March 31, 2003.

Section 9.2(a) and (b) of the Credit Agreement are amended and restated in their
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entirety as follows:
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          (a) Leverage Ratio.  The Borrower will not permit the ratio of
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     Consolidated Total Liabilities to Consolidated Tangible Net Worth to be
     greater than 1.60 to 1.00;

          (b) Minimum Consolidated Tangible Net Worth.  The Borrower will
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     maintain Consolidated Tangible Net Worth of not less than $475,000,000

Section 9.2 of the Credit Agreement is amended by adding the following thereto
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as a new subsection (d):
------------------------

          (d) Gross Asset Value Coverage Ratio.  The Borrower will maintain a
              --------------------------------
     Gross Asset Value Coverage Ratio as of the last day of each fiscal quarter ending during each period set forth below of not less than the ratio corresponding thereto:

                Period                                  Ratio
                -----------------------------------------------
                June 30, 2000 through                 1.45:1.00
                December 31, 2000
                -----------------------------------------------
                March 31, 2001 through                1.50:1.00
                December 31, 2001
                -----------------------------------------------
                March 31, 2002 and thereafter         1.55:1.00
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

                             CONDITIONS PRECEDENT.

The effectiveness of this Amendment shall be subject to the satisfaction of the each of the following conditions precedent:

(a) Borrower shall pay to Agent a fee (the "Amendment Fee") in an amount equal to $157,000, which Amendment Fee shall be fully earned and non-refundable when paid, and shall be apportioned among the Lenders as follows: (1) $139,500 of the Amendment Fee ratably among the Lenders (other than City National Bank), and (2) $17,500 of the Amendment Fee to City National Bank.

(b) Borrower shall pay to Agent, for its sole and separate account, the fees payable to Agent pursuant to that certain letter agreement (the "Amendment Fee Letter"), dated as of the date hereof.


                                 MISCELLANEOUS.

Loan Documents.  This Amendment shall be one of the Loan Documents.
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Execution.  This Amendment may be executed in any number of counterparts, each
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of which when so executed and delivered shall be deemed an original.  All of
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such counterparts shall constitute but one and the same instrument.  Delivery of
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an executed counterpart of the signature pages of this Amendment by telecopier
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shall be equally effective as delivery of a manually executed counterpart.  Any
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party delivering an executed counterpart of the signature pages of this
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Amendment by telecopier shall thereafter also promptly deliver a manually
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executed counterpart, but the
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failure to deliver such manually executed counterpart shall not affect the
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validity, enforceability, and binding effect of this Amendment.
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Effectiveness.  This Amendment shall be effective only after one or more
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counterparts hereof shall have been executed by the Borrower, all the Banks, and
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the Agent, and shall have been delivered to the Agent.
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No Other Amendment.  Except as expressly amended hereby, the Credit Agreement
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shall remain unchanged and in full force and effect.  To the extent any terms or
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provisions of this Amendment conflict with those of the Credit Agreement, the
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terms and provisions of this Amendment shall control.  This Amendment shall be
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deemed a part of and is hereby incorporated in the Credit Agreement.
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Governing Law.  This Amendment shall be governed by, and construed and enforced
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in accordance with, the laws of the State of California.
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 IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.


                                        NATIONWIDE HEALTH PROPERTIES, INC.

                                        By:  ____________________________
                                             Title: ________________________


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        in its individual capacity and as Agent

                                        By:  ____________________________
                                             Title: ________________________


                                        BANK OF AMERICA, N.A., formerly known as
                                        NationsBank, N.A.

                                        By:  ____________________________
                                             Title: ________________________


                                        THE BANK OF NEW YORK

                                        By:  ____________________________
                                             Title: ________________________


                                        KBC BANK N.V.

                                        By:  ____________________________
                                             Title: ________________________
                                        By:  ____________________________
                                             Title: ________________________


                                        CITY NATIONAL BANK

                                        By:  ____________________________
                                             Title: ________________________

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